AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 10, 2000
                                                      REGISTRATION NO. 333-39490
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------
                                 POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                ---------------
                               COSTAR GROUP, INC .
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
      DELAWARE                                              52-2091509

(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)
                                ---------------
                   2 BETHESDA METRO CENTER, BETHESDA, MD 20814
                                 (301) 215-8300
          (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
             AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                ---------------
                             CARLA J. GARRETT, ESQ.
                                 GENERAL COUNSEL
                   2 BETHESDA METRO CENTER, BETHESDA, MD 20814
                                 (301) 215-8300
       (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)
                                ---------------
                                    COPY TO:

                              LANAE HOLBROOK, ESQ.
                    FRIED, FRANK, HARRIS, SHRIVER & JACOBSON
                         1001 PENNSYLVANIA AVENUE, N.W.
                              WASHINGTON, DC 20004
                                 (202) 639-7000
                                ---------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
                                ---------------
     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction F, check the following box. |_|
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| Registration No. 333-39490
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
                                ---------------

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ITEM 16.  EXHIBITS.

(a)      Exhibits:

1.1 Form of Underwriting Agreement between Selling Stockholders and Donaldson, Lufkin & Jenrette Securities Corporation (Filed herewith).

1.2. Form of Indemnity Agreement by and among CoStar Group, Inc., the Selling Stockholders and Donaldson, Lufkin & Jenrette Securities Corporation (Filed herewith).

2.1 Acquisition and Reorganization Agreement by and among CoStar Group, Inc. and LeaseTrend, Inc. and the Shareholders of LeaseTrend, Inc. dated January 8, 1999 (Incorporated by reference to Exhibit 2.1 to the report of the Registrant on Form 8-K (File No. 0-24531) filed with the Commission on January 22, 1999).

2.2 Agreement and Plan of Merger between LeaseTrend, Inc. and LTI Acquisition Corp., dated January 8, 1999 (Incorporated by reference to
         Exhibit 2.2 to the report of the Registrant on Form 8-K (File No. 0-24531) filed with the Commission on January 22, 1999).

2.3 Agreement and Plan of Merger by and among CoStar Group, Inc., Jamison Research, Inc., Henry D. Jamison IV and Leslie Lees Jamison dated January 6, 1999 (Incorporated by reference to Exhibit 2.3 to the report of the Registrant on Form 8-K (File No. 0-24531) filed with the Commission on February 2, 1999).

2.4 Amendment to Agreement and Plan of Merger by and among CoStar Group, Inc., Jamison Research, Inc., Jamison Acquisition Corp., Henry D. Jamison IV and Leslie Lees Jamison dated January 14, 1999 (Incorporated by reference to Exhibit 2.4 to the report of the Registrant on Form 8-K (File No. 0-24531) filed with the Commission on February 2, 1999).

4.1      Specimen Common Stock Certificate (Incorporated by reference to Exhibit
         4.1 to the Company's Form 10-K dated December 31, 1999).

5.1 Opinion of Fried, Frank, Harris, Shriver & Jacobson, with respect to legality (Previously filed).

23.1     Consent of Independent Auditors (Previously filed).

23.2 Consent of Fried, Frank, Harris, Shriver & Jacobson (Included as part of Exhibit 5.1).

24.1     Powers of Attorney (Previously filed).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, CoStar Group, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bethesda, State of Maryland, on August 10, 2000.

                                       CoStar Group, Inc.


                                       By: ___/s/_______________________________
                                           Andrew C. Florance
                                           President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                        NAME                                          TITLE                          DATED
                        ----                                          -----                          -----

   ________________*____________________               Chairman of the Board                     August 10, 2000
   Michael R. Klein

   _______________/s/___________________               Chief Executive Officer and               August 10, 2000
   Andrew C. Florance                                  President and a Director (Principal
                                                       Executive Officer)

   ________________*____________________               Chief Financial Officer                   August 10, 2000
   Frank A. Carchedi                                   (Chief Financial and Accounting
                                                       Officer)

   ________________*____________________               Director                                  August 10, 2000
   David Bonderman

   ________________*____________________               Director                                  August 10, 2000
   Warren H. Haber

   ________________*____________________               Director                                  August 10, 2000
   Josiah O. Low, III

   ________________*____________________               Director                                  August 10, 2000
   John Simon

*        By:      _________/s/___________
                    Andrew C. Florance
                    Attorney-in-Fact

                                  Exhibit Index

1.1 Form of Underwriting Agreement between Selling Stockholders and Donaldson, Lufkin & Jenrette Securities Corporation (Filed herewith).

1.2. Form of Indemnity Agreement by and among CoStar Group, Inc., the Selling Stockholders and Donaldson, Lufkin & Jenrette Securities Corporation (Filed herewith).

2.1 Acquisition and Reorganization Agreement by and among CoStar Group, Inc. and LeaseTrend, Inc. and the Shareholders of LeaseTrend, Inc. dated January 8, 1999 (Incorporated by reference to Exhibit 2.1 to the report of the Registrant on Form 8-K (File No. 0-24531) filed with the Commission on January 22, 1999).

2.2 Agreement and Plan of Merger between LeaseTrend, Inc. and LTI Acquisition Corp. dated January 8, 1999 (Incorporated by reference to
         Exhibit 2.2 to the report of the Registrant on Form 8-K (File No. 0-24531) filed with the Commission on January 22, 1999).

2.3 Agreement and Plan of Merger by and among CoStar Group, Inc., Jamison Research, Inc., Henry D. Jamison IV and Leslie Lees Jamison dated January 6, 1999 (Incorporated by reference to Exhibit 2.3 to the report of the Registrant on Form 8-K (File No. 0-24531) filed with the Commission on February 2, 1999).

2.4 Amendment to Agreement and Plan of Merger by and among CoStar Group, Inc., Jamison Research, Inc., Jamison Acquisition Corp., Henry D. Jamison IV and Leslie Lees Jamison dated January 14, 1999 (Incorporated by reference to Exhibit 2.4 to the report of the Registrant on Form 8-K (File No. 0-24531) filed with the Commission on February 2, 1999).

4.1      Specimen Common Stock Certificate (Incorporated by reference to Exhibit
         4.1 to the Company's Form 10-K dated December 31, 1999).

5.1 Opinion of Fried, Frank, Harris, Shriver & Jacobson, with respect to legality (Previously filed).

23.1     Consent of Independent Auditors (Previously filed).

23.2 Consent of Fried, Frank, Harris, Shriver & Jacobson (Included as part of Exhibit 5.1).

24.1     Powers of Attorney (Previously filed).